

Investor Presentation

January 2025

PETV (OTCQB)

PetVivo Holdings, Inc.

Forward-Looking Statements

This presentation and the accompanying oral commentary contains forward-looking statements within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties that could cause actual results to differ materially from those anticipated or projected by the forward-looking statements. Forward-looking statements include all statements that are not statements of historical facts and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” will,” “would,” “may,” “plans,” “potential,” “predicts, “projects,” “should,” “could,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this presentation and the accompanying oral commentary relate to, among other things, the therapeutic effectiveness of our product Spryng™, with OsteoCushion™ Technology, as well as our ability to develop and successfully commercialize other companion animal or human therapeutics, our future or assumed financial condition, results of operations, strategic plans and objectives, product development plans, use of proceeds, competitive position, and potential opportunities.

Forward-looking statements represent our management’s current beliefs and assumptions based on information currently available.

Forward looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We discuss these risks, uncertainties and other factors in the section entitled “Risk Factors” in our Annual Report on Form 10-K that we filed with the Securities and Exchange Commission (“SEC”) for the fiscal year ended on March 31, 2024, as well as in our other filings with the SEC. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward looking statements, even if new information becomes available in the future.

Certain of the information provided in this presentation, and the accompanying oral commentary, has been obtained from independent industry sources, publications or research reports. This information has been obtained from sources we believe to be reliable. However, we have not independently verified such information.

Spryng™ with OsteoCushion™ Technology is a veterinary medical device by PetVivo, Inc. protected by U.S. Patents, US 8,153,591, US 9,107,937, US 9,999,705, US 10,850,006, US 11,890,371, US 11, 975,121, CA 2,537,315, CA 2,583,561, and other pending applications and foreign patents.

Veterinary Use Only - federal law restricts this device to use by or on the order of a licensed veterinarian.

Spryng™ and OsteoCushion™ are trademarks of PetVivo Holdings, Inc.

Company Highlights

- Focus on estimated $11B companion animal veterinary care and product sales market
- Spryng™, with our OsteoCushion™ Technology, is a veterinary device that promotes the restoration of joint mechanics for the management of lameness and other joint-related afflictions including osteoarthritis
- Spryng comprises similar components & structure as natural cartilage to provide additional support and functionality to protect the joint from pain
- Distribution Agreements with MWI and Covetrus with shipments to multiple distribution centers throughout U.S.
- Strong IP portfolio with twelve U.S. and nine foreign issued patents
- FDA premarket approval or clearance not required for veterinary medical devices
- Experienced Management Team and Board of Directors
- Drive revenue and traffic for Veterinarians; better outcomes and cost for pet owners

Osteoarthritis (OA) Opportunity

$11B Veterinary Care and Product Sales Market

Osteoarthritis: a common affliction of the joints

- Affects approximately 34 million adult dogs and 1 million horses*
- Causes pain and inflammation from degenerated cartilage of stressed joints
- Lameness worsens with time from ongoing loss of cartilage and the presence of inflammation in the joint

**Management estimate based on data in articles prepared by Piper Sandler Industry Notes, the Morris Animal Foundation and American Horse Council.*

Current solutions treat symptoms, but do not manage the cause

- Nonsteroidal Anti-Inflammatory Drugs (NSAIDs) are approved to alleviate pain and inflammation:
  - Known to cause liver and kidney problems
  - Do not halt or slow joint degeneration
- Steroid and/or Hyaluronic Acid injections are used for treating pain, inflammation and/or joint lubrication
  - slow acting, short duration
- Stem Cell and PRP are used for treating joint deterioration
  - require blood draw or painful tissue harvesting
  - are time-sensitive, time-consuming and expensive
  - provide limited effects

The Optimal OA Solution: Spryng with OsteoCushion Technology

- Spryng provides a biocompatible lubricious and viscoelastic biomaterial, which promotes the restoration of joint mechanics to improve joint function
  - Similar components/function found in natural cartilage (i.e. collagen, elastin and heparin)
- Spryng particles are injected into the synovial space with standard intra-articular injection technique; multiple joints can be injected simultaneously
- Case studies indicate long-lasting (e.g. ~12 months or longer) improvement in lameness*
- Avoids NSAIDs side effects by minimizing their use
- Effective and economical solution for managing OA


100 um

Spryng Particles in Saline

** See Slides 8-9.*

Spryng with OsteoCushion Technology

- Spryng is a unique new medical device addressing the root cause of the affliction, not just the symptoms
- Purified ***natural*** components self-assemble to form an insoluble, hydrated matrix
  - Protein source bovine tissues (i.e. collagen and elastin) from isolated herds
  - Carbohydrate source porcine tissues (i.e. heparin) from isolated herds
  - Highly unlikely to trigger an inflammatory or foreign body response
- Companion animal use supported by underlying 145 human patient FDA dermal-filler clinical trial*
- Established IP portfolio with twelve United States and nine foreign patents



spryng™
with OsteoCushion™ Technology
Spryng™ for intra-articular injection
Veterinary Device for Use in Horses, Dogs, and Cats
Contents: Two (2) 3 mL syringes with 1 mL of sterile Spryng material each.
Veterinary Use Only: Federal law restricts this device to use by or on the order of a licensed veterinarian.

** Evaluation of the Safety and Efficacy of Cosmetalife for the Correction of Nasalabial Folds at www.clinicaltrials.gov (NCT00414544).*

Spryng Mechanism of Action

- An animal suffering from osteoarthritis generally exhibits damaged and/or lost cartilage thereby creating bone on bone contact that results in an increase of joint inflammation, pain and further loss of cartilage
- Spryng reinforces synovial membrane function, without pharmaceutical, chemical or metabolic action
- Biocompatible Spryng particles are lubricious and "cushioning" when residing in joint synovial space
- These spongy reinforcing particles adsorb onto the synovial membrane and are subsequently integrated with the subsynovial tissue to assist in the restoration of proper joint mechanics
- Particles integrate with the synovial fluid and resemble natural cartilage in composition, structure, hydration and function



Spryng Canine Success: Buggy



Buggy

CONDITION

- 13-year-old mixed breed.
- Last 2 years mobility issues have worsened.
- Led a very active lifestyle until the last 6 years exhibited painful mobility: often trembled with movement.
- Unable to run and play outside with the other dogs as she loves to do.
- Orthopedic exam revealed decreased range-of-movement of both hips, especially right side.

TREATMENT

- While under heavy sedation, each of Buggy's hips were injected with 1.0 ml of Spryng using a 20g 1 ½" needle.
- After injection, the hips were moved through a range of motion to help disperse the particles.

RESULTS [1]

- Responded well to the bilateral Spryng hip injections, improving within a short period of time.
- Now able to run and play with the other dogs and even trot up the stairs.
- Buggy's owner remarked that he is *"now running, jumping and playing, which is amazing!"*
- No longer any oral therapy or supplements and *"her stomach is a lot better, too."*

Source: Ann Sherwood, Veterinarian

Spryng Equine Case Study: Fergie





HISTORY

- 16-year-old Saddlebred mare.
- Fergie shows as a Saddlebred monthly and ridden 5–6 days per week.
- However, due to apparent discomfort, she had become choppy, awkward and sometimes hesitant to change gaits or directions.
- Hard for her to stay in a good frame for riding, especially at faster speed.
- She tried hard despite her discomfort, and her owners wanted her to be as comfortable as possible.

EXAM & DIAGNOSIS

- Choppy gait in her backend, intermittent left front lameness ~1 year.
- Grade 3 lameness: LR > LF > RR.
- Arthritis of the left coffin joint, both hocks and both stifles.
- Previous treatments did not have a beneficial effect.

TREATMENT

Injection of Depo-Medrol + 1 syringe of Spryng in left coffin joint, and both hocks and stifles.

RESULTS[1]

- Mild improvement after one week.
- After one month, substantially smoother gait, although some stiffness remaining in left rear leg.
- After 90 days, moving phenomenally better, and able to win two Reserve Champion ribbons.
- More willing to exercise and enjoys her work.
- Smoother gate with no evidence of lameness in the left front.


GETTING BACK IN STRIDE
Fergie

Click to View Video Online

See other equine case studies online.
See Tinker Case Study here.

1) Results to vary per animal.

Spryng Competitive Distinctions

- Outcomes address affliction/not just symptoms
- Current treatments rely on biologic activity to treat symptoms; Spryng provides structural components to address affliction
- Price/Cost advantage
- Derived from all ***natural*** materials
- Ease of application
- Vet clinic exclusivity and enhanced margins
- Over 6,000 dogs, cats and horses successfully injected with Spryng


Spryng EQUINE


Spryng CANINE

Spryng: Product Category Comparison

FEATURES	Spryng	Librela Solensia	Adequan HA/Legend	*NSAIDs: Rimadyl Banamine	*Orthobiologics PRP, APS	Arthramid Noltrex	Synovetin
Injections per Year	1	12	16 - 18	N/A	3 - 4	2 - 3	1
Benefits Last up to 12 Months or More	✓	X	X	X	X	✓	✓
Bioscaffold From Naturally-Derived Components	✓	X	X	X	X	X	X
No Synthetic or Radioactive Material	✓	✓	✓	✓	✓	X	X
Research Supports Joint Health Benefits	✓	X	✓	✓	✓	✓	✓
No Drug Interactions & No Systemic Effects (Medical Device)	✓	X	X	X	✓	✓	✓
All Stages of Osteoarthritis	✓	X	X	X	✓	✓	X
Composition/Source Material	IA Bioscaffold created from naturally-sourced purified bovine collagen & elastin, porcine heparin glycan	Bio-engineered monoclonal antibodies	PSGAG from Bovine tracheal cartilage; HA from rooster comb or capsule of Streptococcus spp.	Laboratory Manufactured	Autologous	Polyacrylamide Hydrogel derived from acrylamide (synthetic)	Radioactive Tin

*NSAIDs (add'l): carprofen, grapiprant, Previcox Equioxx (firocoxib), Metacam (meloxicam), Deramaxx (deracoxib), phenylbutazone (bute), flunixin meglumine

*Orthobiologics (add'l): A2M, APS, Orthokine, Renovo, Centrate BMA, Restigen, stem cells (VetStem)

Distribution Services Agreements:
Cencora (MWI) and Covetrus

MWI – PetVivo Distribution Services Agreement Terms:

- Non-exclusive distribution agreement with ongoing annual renewal option until terminated by either party
- Designated distributor for PetVivo's veterinary medical device, Spryng with OsteoCusion Technology

MWI Overview:

- One of largest distributors of veterinary products in the world
- More than 400 Territory Managers in United States
- Expanded European distribution with a veterinary market distributor purchase in the Nordic countries of northern Europe

Covetrus – PetVivo Distribution Services Agreement Terms:

- Non-exclusive distribution agreement with one year term that automatically renews annually until terminated by either party
- Designated distributor for PetVivo's veterinary medical device, Spryng with OsteoCusion Technology

Covetrus Overview:

- One of largest distributors of veterinary products in the world
- More than 5,700 employees serving over 100,000 customers around the globe

Spryng Tolerance Studies

spryng™ with OsteoCushion™ Technology



Canine Tolerance

Purpose: Assess tolerance of Spryng™ administration in dogs.

Design: 20 healthy dogs received intra-articular injection with saline or Spryng in contralateral shoulder, hip, elbow, and stifle joints in a randomized sequence

Two-week washout period transpired between each injection.

Total 40 joints each for Spryng and control.

Completed: November 2023

Results: No abnormalities were observed in the physical exam, CBC, or chemistry analysis after the injections.

Demonstrated the excellent safety profile of Spryng. Tolerance and safety of Spryng was confirmed in normal healthy dogs.

Full Abstract: Downloadable: here.



Feline Tolerance

Purpose: Assess tolerance of Spryng™ administration in cats.

Design: 10 healthy female cats received intra-articular injection with saline or Spryng in contralateral shoulder, hip, elbow, and stifle joints in a randomized sequence

Two-week washout period transpired between each injection.

Total 40 joints each for Spryng and control.

Completed: January 2024

Results: No abnormalities were observed in the physical exam, CBC, or chemistry analysis after the injections.

Demonstrated the excellent safety profile of Spryng. Tolerance and safety of Spryng was confirmed in normal healthy cats.

Full Abstract: Downloadable: here.

Spryng Clinical Studies

spryng™ with OsteoCushion™ Technology

Canine Hip OA

CASE COLORADO ANIMAL SPECIALTY & EMERGENCY | ETHOS VETERINARY HEALTH

Purpose: Study the effects of Collagen-Elastin Hydrogel Microparticles (Spryng) on pain & function secondary to hip osteoarthritis in dogs.

Investigators: Colorado Animal Specialty & Emergency with Ethos Veterinary Health

Design: Using Simon's Two-Stage Design, an initial cohort of 11 dogs was enrolled. Each skeletally mature, demonstrated hip pain w/o other joint pain, and with radiographic OA in one or both hips.

Results: Nine dogs completed the study to-date. At day 84, **77.8%** had a greater than 3-point reduction in total CBPI score. **77.8%** had improved hip extension on goniometry.

All subjects had improved visual lameness scores and quality of life assessments.

Presented to the 2024 Veterinary Orthopedic Annual Conference in Feb. 2024

Full Abstract: Downloadable: here.

Canine Stifle OA/CCL Disease

BRIDGER Veterinary Specialists | ETHOS VETERINARY HEALTH

Purpose: Evaluate benefit and tolerability of an intra-articular injection of a collagen-elastin biomaterial into the stifle joint of dogs with suspected cruciate ligament disease.

Investigators: Multicenter study with Ethos Veterinary Health

Design: Simon's Two-Stage Study Design. Initial cohort: 22 patients with unilateral CCD. Second cohort: An additional 18 patients were enrolled after the primary outcome measure established a positive benefit.

Results: Statistically significant improvement was demonstrated in all clinical variables: at 28 days **55%** had improved the mGCPS, and by 84 days, the responders had improved in VLS and LOAD scores by **50%**.

Canine patients improved in pain and mobility scores without any additional pain medications throughout the 84-day study.

Presented to American College of Veterinary Surgeons Conference 2023

Full Abstract: Downloadable: here.

New Spryng Clinical Trials

spryng™ with OsteoCushion™ Technology

Underway or Recently Completed, Awaiting Publication

Canine Study at Colorado State University

Principal investigators: Felix Duerr, DVM, MS, Dr. med. vet., CCRT, DACVS-SA, DECVS, DACVSSMR

Pilot study design: Pilot study evaluating intra-articular injection of a hydrophilic extracellular matrix biomaterial on naturally occurring elbow osteoarthritis-associated pain in dogs.

Data acquisition completed: Q1 2025

Canine Study

Principal investigators:

Jamie Gaynor DVM, MS, DACVA, DAAPM

Supported by Ethos

Study design:

- Field Study with ~40 canines.
- Double blinded, placebo-controlled
- Evaluating efficacy of intra-articular injection of Spryng™ to manage unilateral or bilateral coxofemoral joint osteoarthritis.

Data acquisition completion: Q4 2025

Canine Study

Principal investigators:

Sherman Canapp DVM, MS, CCRT, DACVS-SA, DACVSMR

Debra Canapp, DVM, CCRT, CVA, DACVSMR

Study design:

- Field Study with ~7 canines. Evaluating efficacy of intra-articular injection of Spryng™ to manage elbow joint osteoarthritis.

Data acquisition completion: Q3 2025

Additional Studies Are Being Planned for 2025 - 2026

State-of-the-Art Production Facilities

- Spryng product is manufactured in PetVivo's ISO certified cleanrooms (ISO 8 to ISO 7 to ISO 5
- Initial batch sizes of approx. 2,000 syringes; planning to increase to batches of 5,000+ syringes per month.
- Current production facility annual capacity is approximately 100,000 syringes; cleanroom manufacturing facility can be easily and economically duplicated.



Comprehensive IP Portfolio

- 12 US Patents and 9 Foreign Patents
- Broad Claim Language - “Comprising” Transitions
- Our Patents & Trade Secrets Protect:
  - Protein & Carbohydrate Based Thermoplastics
  - Biomaterials of Many Compositions
  - Medical, Drug Delivery & Combination Products
  - Medical & Pharmaceutical Applications
  - Validated Self-Assembly Production Processes
- Our Intellectual Property is Extensively Cited
  - Over 200 Patent Examiners Citations
  - Over 300 Patent Applicant Citations



UNITED STATES PATENT
David B. Masters, Ph.D.
INVENTOR
7,662,409
PROTEIN MATRIX MATERIALS, DEVICES AND METHODS OF MAKING AND USING THEREOF
The United States of America
United States Patent

Pet Product Pipeline *(FDA clearance not required)*

Product No.	Particle Based Devices	Species	Safety	Pilot	Efficacy	Commercial Launch
VD-01	**Osteoarthritis**	Canine (Spryng™)	→	→	→	Q3 2021
VD-02	**Osteoarthritis**	Equine (Spryng™)	→	→	→	Q3 2021
VD-03	**Digital Cushion Lameness**	Equine (Brand TDB)	→	→		
VD-04	**Urinary Incontinence**	Canine (Brand TDB)	→	→		
VD-05	**Osteoarthritis**	Feline (Spryng™)	→	→	→	Q3 2023

	Drug Delivery Devices	Species	Safety	Pilot	Efficacy	Commercial Launch
VD-07	**Mucoadhesive Devices**	Canine, Equine, Feline (Brand TDB)	→	→		TBD

No FDA Review or Clearance Required for Commercialization of Animal Products

PetVivo Holdings, Inc.

Market Overview: Companion Animal/Veterinarian

- US Pet Spend increased from $123.6B in 2021 to $138.0B in 2022
- Veterinary care and products is a leading growth driver
  - $11B in 2021 in US
- 66% of US Households own a pet
  - 83.0M Dogs; 50.0M Cats
- Approximately 7.2M horses in US*
- Pet owners' spending has increased before they would refuse or stop treatment on their pet:
  - From $1,704 in 2012 to $10,725 (dogs) in 2020
- Pet insurance market growing rapidly
  - Insured pets have increased from 1.8 million in 2017 to 3.98 million in 2021
  - Pet health insurance increased 27.7% from 2020 to 2021
- Market ripe for more effective medical devices and therapeutics

Source: American Pet Products Assoc.; North American Pet Health Insurance Association, American Horse Council, LendEDU

** Agricultural and professional equine markets not included*

Management Team Introduction

Deep Bench of Industry Veterans with Decades of Experience



John Lai
CEO, President & Director

BlueEarth Resources, Inc.
Genesis Capital Group



Garry Lowenthal
CFO

pwc
Deloitte.



Randall Meyer
COO

GEL•DEL Technologies
Softscope
Tactile Medical



John F. Dolan
General Counsel

TRAUST Structured
Fredrikson & Byron, P.A.
uspto



April Boyce
VP of Marketing

P&G
CLOROX
acosta



Bryan S. Monninger
VP of Sales

NOVUS International, Inc.
Colgate-Palmolive
Lintbells — Natural pet health, made simple.
CONAGRA Brands



Josh Wilhelm
VP of R&D & Clinical Studies

M Health University of Minnesota
Medtronic



Tom Yarbrough, DVM, DACVS
Senior Research Veterinarian

Tesio Pharmaceuticals
NorCal Veterinary Surgical Center
مستشفى دبي للخيول Dubai Equine Hospital



Maureen Dower, DVM
Veterinary Medical Affairs Specialist

zoetis
Pfizer Animal Health



Ann Zieser, DVM
Senior TSV (Small Animal)

WVMA Wisconsin Veterinary Medical Association
Middleton Veterinary Hospital
AVMA



Marie Bartling, DMV, cVMA, IVCA, CCRT, CVPP
TSV Specialty/Corporate Clinical Trials

animal care center of castle pines



Jeremy Caplin, Ph.D.
Research Director

College of Veterinary Medicine University of Georgia
MIT langer labs

Strong Board of Directors and Advisors



Michael Eldred
Director

Dechra Pharmaceuticals PLC

Virbac



Joseph Jasper
Director

Vermillion Capital

PiperJaffray



Robert Rudelius
Director

medicametrix

Noble Ventures



Diane Levitan
Director

LIU Veterinary Medicine

Associate Professor Long Island University College of Veterinary Medicine



Robert Costantino
Director

WFS Financial

Westcorp Inc.

Mitsubishi Motors Credit of America, Inc.

Volvo



Spencer Breithaupt
Director

MWI Animal Health AmerisourceBergen

Bristol Myers Squibb

J&J

Wyeth



John Lai
Director & CEO

BlueEarth Resources, Inc.

Genesis Capital Group

Advisors

- Dr. Tracy Turner, *DVM, MS, Dipl. ACVS, Dipl. ACSMR, Amer. Academy Thermology, AAEP Board*
- Dr. Sherman Cannap, *DVM, MS, CCRT, DACVS-SA, DACVSMR, Cannap Sports Medicine, Orthobiologic Innovations*
- Dr. Debra Cannap, *DVM, CCRT, CVA, DACVSMR, Cannap Sports Medicine, Orthobiologic Innovations*

Growth Drivers

- Expand Sales Force and Distribution
  - Add regional sales managers
  - Distributor networks
    - Vetcove (Dec. 2021)
    - MWI DSA (June 2022)
    - Covetrus DSA (December 2023)
- Increase KOL Adoption
  - Used by veterinarians in more than 600 clinics in 49 states
  - Podium presentations at conferences
- Increase Market Awareness
  - Trade shows, digital outreach
  - Clinical education, white papers
  - Regulatory Tailwinds (HISA, FEI…)
  - Industry is striving for natural products and reduction in use of drugs
- Clinical Studies
  - Ethos (CCL Study) – 40 dogs injected; results of cohort 1 presented at VOS; results of cohort 2 presented at ACVS
  - Ethos (Hip OA Study) – results of cohort 1 presented at VOS; cohort 2 will comprise an additional 17 dogs for a study total of 26 dogs
  - Colorado State University – thirty-five dogs injected
  - Inotiv Canine Tolerance Study – 20 dogs
  - Inotiv Feline Tolerance Study – 10 cats
  - Additional studies for canine, feline and equine
- Expand Spryng to Other Indications
- International - Country specific

PetVivo Highlights

- Large market opportunity - $11B Veterinary Care and Products Market and growing
- Increased humanization of companion animals driven by Covid-19 pandemic
- Spryng is an optimal solution for the management of OA over the current treatments
- Offers significant benefits for the management of OA by protecting the joint over current treatments: NSAIDs, Corticosteroids, HA, stem cell and PRP therapies
- Vet exclusivity with enhanced revenue and margins; cost effective solution for pet owners
- Distribution Agreements with MWI and Covetrus with shipments to multiple distribution centers throughout U.S.
- Experienced Management Team and Board of Directors
- Strong IP portfolio with twelve United States and nine foreign issued patents



John Lai

Chief Executive Officer

jlai@petvivo.com

(952) 405-6216

PetVivo.com

To order, contact info1@petvivo.com or 844-PET-VIVO (844-738-8486)

Spryng™ with OsteoCushion™ Technology is a veterinary medical device by **PetVivo, Inc.**

Spryng™ is a trademark of PetVivo Holdings, Inc. This product is covered by U.S. Patent Nos. (US 8,153,591; US 9,107,937; US 9,999,705; US 10,850,006; CA 2,537,315; CA 2,583,561)and other pending applications and foreign patents.

Veterinary Use Only - Federal law restricts this device to use by or on the order of a licensed veterinarian.

©2021 PetVivo, Inc. All rights reserved.

PetVivo Holdings, Inc.